[CONFORMED COPY]




                        THIRD AMENDMENT TO
                         CREDIT AGREEMENT


     This THIRD AMENDMENT TO CREDIT AGREEMENT, dated as of
January 7, 1994 (this "Amendatory Agreement"), among WARNACO INC.
(the "Borrower"), the various financial institutions signatories hereto (the "Lenders") and THE BANK OF NOVA SCOTIA, as agent (the
"Agent") for the Lenders,


                       W I T N E S S E T H:


     WHEREAS, the Borrower, the Lenders and the Agent are parties to a Credit Agreement, dated as of July 16, 1993 (as amended or otherwise modified to the date hereof, the "Existing Credit
Agreement");

     WHEREAS, the Borrower has requested that the Lenders amend the Existing Credit Agreement in certain respects; and

     WHEREAS, the Lenders have agreed, subject to the terms and conditions hereinafter set forth, to amend the Existing Credit Agreement in certain respects as provided below (the Existing Credit Agreement, as so amended by this Amendatory Agreement, being referred to as the "Credit Agreement");

     NOW, THEREFORE, in consideration of the agreements herein contained, the parties hereto agree as follows:


                              PART I
                           DEFINITIONS

     SUBPART 1.1.  Certain Definitions.  The following terms
(whether or not underscored) when used in this Amendatory
Agreement shall have the following meanings (such meanings to be equally applicable to the singular and plural form thereof):

     "Agent" is defined in the preamble.

     "Amendatory Agreement" is defined in the preamble.













     "Amendment No. 3" is defined in Subpart 3.1.

     "Borrower" is defined in the preamble.

     "Credit Agreement" is defined in the third recital.

     "Existing Credit Agreement" is defined in the first recital.

     "Lenders" is defined in the preamble.

     "Third Amendment Effective Date" is defined in Subpart 3.1.

     SUBPART 1.2. Other Definitions. Terms for which meanings are provided in the Existing Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used in this Amendatory Agreement with such meanings.


                             PART II
                        AMENDMENTS TO THE
                    EXISTING CREDIT AGREEMENT

     Effective on (and subject to the occurrence of) the Third Amendment Effective Date, the Existing Credit Agreement is hereby amended in accordance with Subparts 2.1 through 2.2; except as so amended, the Existing Credit Agreement shall continue in full force and effect.

     SUBPART 2.1.  Amendments to Article I.  Article I of the
Existing Credit Agreement is hereby amended in accordance with Subparts 2.1.1 through 2.1.2.

     SUBPART 2.1.1. Section 1.1 of the Existing Credit Agreement is hereby amended by inserting the following definitions in such
Section in the appropriate alphabetical sequence:

          "Amendment No. 3" means the Third Amendment, dated as of January 7, 1994, to this Agreement among the Borrower, the Lenders and the Agent.

          "Third Amendment Effective Date" is defined in Subpart
     3.1 of Amendment No. 3.

     SUBPART 2.1.2. Section 1.1 of the Existing Credit Agreement is hereby further amended as follows:

          (a) the definition of "Loan Commitment Amount" is hereby amended by deleting the number "$20,000,000" appearing in the first line of such definition, and inserting the number "$30,000,000" in place thereof.











     SUBPART 2.2  Amendment to Article II.  Article II of the
Existing Credit Agreement is hereby amended in accordance with Subpart 2.2.1

     SUBPART 2.2.1 Section 2.6 of the Existing Credit Agreement is hereby amended by deleting the number "$20,000,000" in the fourth line of such Section, and inserting the number
"$30,000,000" in place thereof.


                             PART III
                   CONDITIONS TO EFFECTIVENESS

     SUBPART 3.1.  Third Amendment Effective Date.  This
Amendatory Agreement (and the amendments and modifications contained herein) shall become effective, and shall thereafter be referred to as "Amendment No. 3", on the date (the "Third
Amendment Effective Date") when all of the conditions set forth in this Subpart 3.1 have been satisfied.

     SUBPART 3.1.1. Execution of Counterparts. The Agent shall have received counterparts of this Amendatory Agreement, duly executed and delivered on behalf of the Borrower and the Required
Lenders.

     SUBPART 3.1.2. Replacement Note. The Bank of Nova Scotia, in its capacity as the RL Lender, shall have received a replacement Note in the form of Exhibit A hereto, duly executed and delivered by the Borrower.

     SUBPART 3.1.3  Legal Details, etc.   All documents executed
or submitted pursuant hereto shall be satisfactory in form and substance to the Agent and its counsel. The Agent and its counsel shall have received all information and such counterpart originals or such certified or other copies or such materials, as the Agent or its counsel may reasonably request, and all legal matters incident to the transactions contemplated by this Amendatory Agreement shall be satisfactory to the Agent and its counsel.

                             PART IV
                          MISCELLANEOUS

     SUBPART 4.1.  Cross-References.  References in this
Amendatory Agreement to any Part or Subpart are, unless otherwise specified or otherwise required by the context, to such Part or Subpart of this Amendatory Agreement.

     SUBPART 4.2.  Loan Document Pursuant to Existing Credit
Agreement. This Amendatory Agreement is a Loan Document executed pursuant to the Existing Credit Agreement and shall be construed,


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administered and applied in accordance with all of the terms and provisions of the Existing Credit Agreement.

     SUBPART 4.3.  Successors and Assigns.  This Amendatory
Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     SUBPART 4.4. Counterparts. This Amendatory Agreement may be executed by the parties hereto in several counterparts, each of which when executed and delivered shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

     SUBPART 4.5.  Governing Law.  THIS AMENDATORY AGREEMENT
SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE
INTERNAL LAWS OF THE STATE OF NEW YORK.





































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     IN WITNESS WHEREOF, the parties hereto have caused this
Amendatory Agreement to be executed by their respective officers as of the day and year first above written.

                                  WARNACO INC.


                                  By/s/     Dariush Ashrafi
                                    Title:  Senior Vice President
                                            Chief Financial Officer

                                  THE BANK OF NOVA SCOTIA,
                                     as Agent and as Lender


                                  By/s/     Terry K. Fryett
                                    Title:  Vice President


                                  MITSUI NEVITT CAPITAL CORPORATION


                                  By/s/     Jerry Parisi
                                    Title:  Vice President


                                  SOCIETE GENERALE, NEW YORK BRANCH


                                  By/s/     Jan Wertlieb
                                    Title:  Vice President






















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                               NOTE


$30,000,000                                       January 7, 1994


    FOR VALUE RECEIVED, the undersigned, WARNACO INC., a Delaware corporation (the "Borrower"), promises to pay to the order of THE BANK OF NOVA SCOTIA (the "Lender") on the Stated Maturity Date (as defined in the Credit Agreement referred to below) the principal sum of THIRTY MILLION DOLLARS ($30,000,000) or, if less, the aggregate unpaid principal amount of all Loans shown on the schedule attached hereto (and any continuation thereof) made by the Lender pursuant to that certain Credit Agreement, dated as of July 16, 1993 (together with all amendments and other modifications, if any, from time to time thereafter made thereto, the "Credit Agreement"), among the Borrower, The Bank of Nova Scotia, as Agent, and the various financial institutions (including the Lender) as are, or may from time to time become, parties thereto.

    The Borrower also promises to pay interest on the unpaid principal amount hereof from time to time outstanding from the date hereof until maturity (whether by acceleration or otherwise) and, after maturity, until paid, at the rates per annum, on the dates and in the manner specified in the Credit Agreement.

    Payments of both principal and interest are to be made in lawful money of the United States of America in same day or immediately available funds to the account designated by the Lender pursuant to the Credit Agreement.

     This Note represents a renewal of, and is issued in substitution and exchange for (and not in satisfaction of), that certain Note of the Borrower, dated July 16, 1993, payable to the order of the Lender. The Indebtedness originally evidenced by such Note is a continuing Indebtedness, and nothing herein contained shall be construed to release or terminate any Lien or security interest given to secure such Note.

    This Note is the Note referred to in, and evidences Indebtedness incurred under, the Credit Agreement, to which reference is made for a description of the security for this Note and for a statement of the terms and conditions on which the Borrower is permitted and required to make prepayments and repayments of principal of the Indebtedness evidenced by this Note and on which such Indebtedness may be declared to be immediately due and payable in accordance with the terms and provisions of the Credit Agreement. Unless otherwise defined, terms used herein have the meanings provided in the Credit
Agreement.

    All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor.

    THIS NOTE HAS BEEN DELIVERED IN NEW YORK, NEW YORK AND SHALL
BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE
INTERNAL LAWS OF THE STATE OF NEW YORK.


                                  WARNACO INC.


                                  By
                                    Title:



































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                                        LOANS AND PRINCIPAL PAYMENTS



|==================================================================================================================
|               |                |                 |     Amount of   |                   |           |             |
|               |  Amount of     |                 |     Principal   |   Unpaid Principal|           |             |
|               |  Loan Made     |                 |      Repaid     |       Balance     |           |             |
|               |--------------  |     Interest    |   --------------|   ----------------|           |             |
|               |                |      Period     |                 |                   |           |             |
|               |                |  (If Applicable)|                 |                   |           |             |
|               |--------------- |  ---------------|   --------------|   --------------- |           |             |
|               |Base  |   LIBO  |                 |    Base |   LIBO|   Base   |        |           |    Notation |
|Date           |Rate  |   Rate  |                 |    Rate |   Rate|   Rate   |   Rate |    Total  |     Made By |
|===============|======|=========|=================|=========|=======|==========|========|===========|=============|
|               |      |         |                 |         |       |          |        |           |             |
|               |      |         |                 |         |       |          |        |           |             |
|---------------|------|---------|-----------------|---------|-------|----------|--------|-----------|-------------|
|               |      |         |                 |         |       |          |        |           |             |
|---------------|------|---------|-----------------|---------|-------|----------|--------|-----------|-------------|
|               |      |         |                 |         |       |          |        |           |             |
|---------------|------|---------|-----------------|---------|-------|----------|--------|-----------|-------------|
|               |      |         |                 |         |       |          |        |           |             |
|---------------|------|---------|-----------------|---------|-------|----------|--------|-----------|-------------|
|               |      |         |                 |         |       |          |        |           |             |
|---------------|------|---------|-----------------|---------|-------|----------|--------|-----------|-------------|
|               |      |         |                 |         |       |          |        |           |             |
|---------------|------|---------|-----------------|---------|-------|----------|--------|-----------|-------------|
|               |      |         |                 |         |       |          |        |           |             |
|---------------|------|---------|-----------------|---------|-------|----------|--------|-----------|-------------|
|               |      |         |                 |         |       |          |        |           |             |
|---------------|------|---------|-----------------|---------|-------|----------|--------|-----------|-------------|
|               |      |         |                 |         |       |          |        |           |             |
|---------------|------|---------|-----------------|---------|-------|----------|--------|-----------|-------------|
|               |      |         |                 |         |       |          |        |           |             |
|---------------|------|---------|-----------------|---------|-------|----------|--------|-----------|-------------|
|               |      |         |                 |         |       |          |        |           |             |
|---------------|------|---------|-----------------|---------|-------|----------|--------|-----------|-------------|
|               |      |         |                 |         |       |          |        |           |             |
====================================================================================================================




























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